UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  August 13, 2001
                                                   ---------------

                            WKI Holding Company, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     333-57099               16-1403318
---------------------------------     ----------------       -------------------
  (State or other jurisdiction of     (Commission file         (IRS Employer
          of incorporation)                number)           Identification No.)


     One Pyrex Place, Elmira, New York                           14902-1555
------------------------------------------------             -------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:             607-377-8000
                                                             -------------------


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ITEM 5.  OTHER EVENTS
-------  ------------

WKI Holding Company, Inc. is issuing a press release to announce its quarterly results.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)      The following are filed as Exhibits to this report

         Exhibit No.     Description of Exhibit

         99.1            Press Release


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WKI Holding Company, Inc.



Date:  August 13, 2001                    /s/  Joseph W. McGarr
                                          --------------------------
                                          Senior Vice President and
                                          Chief Financial Officer



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